UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 18, 2020

 CALADRIUS BIOSCIENCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

110 Allen Road, 2nd Floor, Basking Ridge, NJ 07920
(Address of Principal Executive Offices)(Zip Code)

(908) 842-0100
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLBS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 230.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2020, at the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of Caladrius Biosciences, Inc. (the "Company"), the stockholders voted on and approved the five proposals listed below. The following is a brief description of each matter voted upon at the Annual Meeting (for a full description of each such matter, see the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 29, 2020 (the "Proxy Statement")), as well as the final voting results with respect to each such matter:

Proposal 1. The stockholders re-elected Cynthia S. Schwalm and Peter G. Traber, M.D., as Class I directors until the annual meeting to be held in 2023. The final voting results with respect to Cynthia S. Schwalm were as follows: 4,769,344 votes for; 163,774 votes against; 40,615 votes abstaining and 3,226,161 broker non-votes. The final voting results with respect to Peter G. Traber, M.D., were as follows: 4,900,519 votes for; 53,755 votes against; 19,459 votes abstaining and 3,226,161 broker non-votes.

Proposal 2. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The final voting results with respect to this Proposal were as follows: 8,137,855 votes for; 47,925 votes against; 14,114 votes abstaining and no broker non-votes.

Proposal 3. The stockholders approved, on a non-binding advisory basis, the executive compensation of the Company's named executive officers as described in the Proxy Statement. The final voting results with respect to this Proposal were as follows: 3,742,012 votes for; 152,261 votes against; 1,079,460 votes abstaining and 3,226,161 broker non-votes.

Proposal 4. The stockholders approved an amendment to the Caladrius Biosciences, Inc. 2018 Equity Incentive Compensation Plan (the "Plan") to increase the number of shares of common stock that may be issued under the Plan by 1,000,000. The final voting results with respect to this Proposal were as follows: 4,084,133 votes for; 869,300 votes against; 20,300 votes abstaining and 3,226,161 broker non-votes.

Proposal 5. The stockholders approved an adjournment or postponement of the Annual Meeting, if necessary, if there were not sufficient votes to provide a quorum. The final voting results with respect to this Proposal were as follows: 7,151,148 votes for; 1,016,690 votes against; 32,056 votes abstaining and no broker non-votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALADRIUS BIOSCIENCES, INC.

By:	/s/ David J. Mazzo
Name:	David J. Mazzo, PhD
Title:	President and Chief Executive Officer

Dated:    June 18, 2020